UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2021

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900,	Chicago,	Illinois	60631
(Address of principal executive offices)			(Zip Code)

(Registrant's telephone number, including area code)			(773)	304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Lawson Products, Inc. (the "Company") held a vote at the 2021 Annual Meeting of Stockholders on May 11, 2021. Out of the 9,066,547 voting shares outstanding, the holders of 8,755,127 shares of the Company’s common stock were represented in person or by proxy to vote on the following proposals:

Proposal 1: Election of Directors

Directors Andrew B. Albert, I. Steven Edelson, J. Bryan King and Bianca A. Rhodes were elected to serve until the 2022 Annual Meeting of Stockholders. Of the 8,755,127 shares present in person or represented by proxy at the meeting, Messrs. Albert, Edelson, King and Ms. Rhodes received the following votes:

	For	Withheld	Broker Non-Votes
Andrew B. Albert	8,037,044	223,409	494,674
I. Steven Edelson	8,167,018	93,435	494,674
J. Bryan King	8,226,131	34,322	494,674
Bianca A. Rhodes	8,236,253	24,200	494,674

Proposal 2: Ratification of the Appointment of BDO USA, LLP

A proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, was approved. Of the 8,755,127 shares present in person or represented by proxy at the meeting, 8,739,627 shares were voted for the proposal, 14,875 shares were voted against the proposal and 625 shares abstained from voting with respect to the proposal.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

An advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved in a non-binding vote. Of the 8,755,127 shares present or represented by proxy at the meeting, 8,018,270 shares were voted for the proposal, 241,137 shares were voted against the proposal and 1,046 shares abstained from voting with respect to the proposal. There were 494,674 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	May 13, 2021	By: /s/ Richard D. Pufpaf
Name: Richard D. Pufpaf
Title: Senior Vice President, Corporate Secretary and General Counsel